UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2022

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Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6465 South Rainbow Boulevard
Las Vegas, Nevada 89118
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BYD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On March 28, 2022, Boyd Gaming Corporation (“Boyd Gaming”) announced that its wholly-owned subsidiary, Boyd Interactive Gaming, Inc., (“Boyd Interactive”), has entered into a definitive agreement to acquire Pala Interactive LLC (“Pala Interactive”) and its subsidiaries, including its Canadian subsidiary Pala Canada Interactive Inc. (“Pala Canada”). Pala Interactive is an innovative online gaming technology company that provides proprietary solutions on both a business-to-business (B2B) and business-to-consumer (B2C) basis in regulated markets across the United States and Canada.

Boyd Interactive will acquire Pala Interactive and its subsidiaries pursuant to a Purchase Agreement and Plan of Merger (the “Merger Agreement”), entered into on March 28, 2022, by and among, Boyd Interactive, Boyd Phoenix Acquisition, LLC, a wholly-owned subsidiary of Boyd Interactive (“Merger Sub”), Boyd Phoenix Canada Inc., a wholly-owned subsidiary of Boyd Gaming (“Boyd Canada”), Pala Interactive, Pala Canada Holdings, LLC and Shareholder Representative Services LLC as representative of the holders of the membership interests of Pala Interactive. The Merger Agreement provides that, pursuant to the terms and subject to the conditions set forth therein, Boyd Canada will purchase and acquire Pala Canada, and Merger Sub will merge (the “Merger”) with and into Pala Interactive, and Pala Interactive will be the surviving entity in the Merger, such that following the Merger, Pala Interactive and Pala Canada will be wholly-owned subsidiaries of Boyd Gaming.

Upon the terms and subject to the conditions of the Merger Agreement, which was unanimously approved by the board of directors of Boyd Gaming and the board of managers of Pala Interactive and approved by the holders of substantially all of the outstanding membership interests of Pala Interactive, Boyd Interactive will acquire Pala Interactive and Pala Canada for $170 million in cash, net of indebtedness and transaction expenses at closing. Boyd plans to fund the transaction through a combination of cash on hand and its existing credit agreement.

The completion of the Merger is subject to customary conditions and the receipt of all required regulatory approvals, including, among others, approval by several state gaming authorities and the Federal Trade Commission. Subject to the satisfaction or waiver of conditions in the Merger Agreement, Boyd expects the transaction to close by the first quarter of 2023.

The Merger Agreement contains customary representations, warranties and covenants. Pala Interactive has also agreed, during the period between the execution of the Merger Agreement and the consummation of the Merger, (i) to operate its business in the ordinary course and substantially in accordance with past practice and (ii) not to solicit proposals regarding alternate transactions and not to engage in discussions concerning, furnish non-public information in connection with or enter into any agreement with any third party concerning such alternative transactions.

The Merger Agreement contains certain termination rights for both Boyd Interactive and Pala Interactive and further provides that, in connection with the termination of the Merger Agreement under specified circumstances, Boyd Interactive may be required to pay Pala Interactive a termination fee of $8,500,000 plus reimbursement for certain fees in obtaining gaming licenses.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 7.01.  Regulation FD Disclosure.

On March 28, 2022, Boyd issued a press release announcing the transaction and a presentation to investors discussing the transaction. The press release is attached hereto as Exhibit 99.1 and the investor presentation is attached hereto as Exhibit 99.2, and each are incorporated herein in their entirety by reference.

Important Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains, or may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and include (without limitation) statements regarding the transactions contemplated by the Merger Agreement, Boyd’s expectations regarding the timing of closing, the potential benefits to be achieved from the acquisition of the Pala Interactive business, including the potential long-term growth of Pala Interactive, expectations regarding timing for Pala Interactive to be cash flow positive and accretive to Boyd’s earnings, integration of online casinos with Boyd Gaming’s existing land-based operations, execution of Boyd Gaming’s digital gaming strategy, ability to leverage and monetize Boyd Gaming’s customer database and amenities of its nationwide portfolio of properties, and any statements or assumptions underlying any of the foregoing.  These forward-looking statements are based upon the current beliefs and expectations of management and involve certain risks and uncertainties, including (without limitation) the possibility that the transactions contemplated by the definitive agreement will not close on the expected terms (or at all), or that Boyd is unable to successfully integrate the acquired assets or that the properties will be cash flow positive or accretive to Boyd’s earnings as anticipated; litigation, antitrust matters or the satisfaction or waiver of any of the closing conditions that could delay or prevent the closing; and changes to the financial conditions of the parties, or the credit markets, or the economic conditions in the areas in which they operate. Additional factors are discussed in “Risk Factors” in Boyd’s Annual Report on Form 10-K for the year ended December 31, 2021, and in Boyd’s other current and periodic reports filed from time to time with the Securities and Exchange Commission.  All forward-looking statements in this press release are made as of the date hereof, based on information available to Boyd as of the date hereof, and Boyd assumes no obligation to update any forward-looking statement.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press Release.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 28, 2022	Boyd Gaming Corporation

	By:	/s/ Josh Hirsberg
Josh Hirsberg
Executive Vice President, Chief Financial Officer and Treasurer